                                                                  EXHIBIT 10.38


                         SECOND AMENDMENT TO CREDIT AGREEMENT
                         ------------------------------------

    THIS AMENDMENT is entered into effective as of March 31, 1996, between MAGNETEK, INC., a Delaware corporation ("BORROWER"), certain Lenders, NATIONSBANK OF TEXAS, N.A. ("AGENT"), as Agent for Lenders, and CIBC INC., THE FIRST NATIONAL BANK OF CHICAGO, and LTCB TRUST COMPANY as Co-Agents for Lenders.

    Borrower, Agent, Co-Agents, and certain Lenders are party to the Credit Agreement (as renewed, extended, and amended, the "CREDIT AGREEMENT") dated as of March 31, 1995, providing for a $225,000,000 revolving credit facility and a $75,000,000 term loan, which term loan has been repaid. Borrower, Agent, and Lenders have agreed, upon the following terms and conditions, to amend the Credit Agreement to provide for, among other things, (a) the reduction of the Commitments for the Revolving Facility to $200,000,000, (b) the removal of provisions providing for the release of collateral, (c) a reduction in the amount of Permitted-Capital Expenditures, and (d) changes to certain financial covenants. Accordingly, for adequate and sufficient consideration, Borrower, Agent, and Determining Lenders agree as follows:

    1. TERMS AND REFERENCES. Unless otherwise stated in this amendment (a) terms defined in the Credit Agreement have the same meanings when used in this amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

    2. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is amended as follows effective as of EITHER (a) May 15, 1996, in respect of (i) the amendment to SCHEDULE 2, (ii) the reduction of the Commitments, and (iii) PARAGRAPH 2(c) and PARAGRAPH 2(d) (to the extent relating to definitions used in PARAGRAPH 2(c)) below, OR (b) for all other purposes, the date of the amendment.

         (a) The recital paragraph of the Credit Agreement is entirely amended as follows:

              BORROWER ORIGINALLY REQUESTED THAT LENDERS EXTEND CREDIT TO BORROWER NOT TO EXCEED A TOTAL OUTSTANDING PRINCIPAL AMOUNT OF $300,000,000 (AS THAT AMOUNT MAY BE REDUCED BY CERTAIN BORROWING BASE RESTRICTIONS) TO BE USED BY BORROWER AS PROVIDED IN SECTION 7.1 AND ALLOCATED AS (A) A TERM LOAN OF $75,000,000 (THE "TERM LOAN") TO BE FUNDED BY LENDERS ON THE CLOSING DATE, WHICH HAS BEEN REPAID, AND (B) A REVOLVING-CREDIT FACILITY OF $225,000,000, WHICH HAS BEEN REDUCED TO $200,000,000 (THE "REVOLVING FACILITY"), TO BE FUNDED BY LENDERS FROM TIME TO TIME IN A COMBINATION OF ADVANCES AND LETTERS OF CREDIT. LENDERS ARE WILLING TO EXTEND THE REQUESTED CREDIT ON THE TERMS AND CONDITIONS OF THIS AGREEMENT.

         (b) SECTION 1.1 is amended by deleting the terms "BORROWING-BASE CONDITION" and "EBIT."

         (c) The table in the definition of "APPLICABLE MARGIN" in SECTION 1.1 is entirely amended as follows:

             ------------------------------------------------------------------
             ------------------------------------------------------------------

              RATIO OF FUNDED DEBT TO EBITDA       APPLICABLE     APPLICABLE
                                                   MARGIN FOR     MARGIN FOR
                                                   BASE-RATE      LIBOR-RATE
                                                   BORROWINGS     BORROWINGS

             ------------------------------------------------------------------
             ------------------------------------------------------------------

              GREATER THAN 4.25 TO 1.00               1.00%          2.25%
             ------------------------------------------------------------------

              LESS THAN OR EQUAL TO 4.25 TO 1.00,
              BUT GREATER THAN 4.00 TO 1.00           0.75%          2.00%
             ------------------------------------------------------------------

              LESS THAN OR EQUAL TO 4.00 TO 1.00,
              BUT GREATER THAN 3.50 TO 1.00           0.50%          1.75%
             ------------------------------------------------------------------

              LESS THAN OR EQUAL TO 3.50 TO 1.00,
              BUT GREATER THAN 3.00 TO 1.00           0.25%          1.50%
             ------------------------------------------------------------------

              LESS THAN OR EQUAL TO 3.00 TO 1.00,
              BUT GREATER THAN 2.50 TO 1.00           0.00%          1.25%
             ------------------------------------------------------------------

              LESS THAN OR EQUAL TO 2.50 TO 1.00,
              BUT GREATER THAN 2.00 TO 1.00           0.00%          1.00%
             ------------------------------------------------------------------

              LESS THAN OR EQUAL TO 2.00 TO 1.00      0.00%          0.75%
             ------------------------------------------------------------------
             ------------------------------------------------------------------


         (d) SECTION 1.1 IS AMENDED BY ADDING OR ENTIRELY AMENDING THE FOLLOWING TERMS:


              BORROWING-BASE DEFICIENCY MEANS ANY AMOUNT BY WHICH THE LIMITATION IN SECTION 2.2(c) IS EXCEEDED, WHETHER BECAUSE THE COMMITMENTS FOR THE REVOLVING FACILITY HAVE BEEN FULLY OR PARTIALLY TERMINATED OR CANCELLED OR FOR ANY OTHER REASON.

              CAPITALIZATION MEANS -- FOR ANY PERSON, AT ANY TIME, AND WITHOUT DUPLICATION-- THE SUM OF (a) ITS STOCKHOLDERS' EQUITY PLUS (b) ITS FUNDED DEBT. HOWEVER, SOLELY FOR PURPOSES OF SECTION 10.3, THE EFFECT OF EXCLUDED CHARGES SHALL NOT BE INCLUDED IN THE CALCULATION OF CAPITALIZATION UNLESS THE TOTAL OF EXCLUDED CHARGES EXCEEDS $33,000,000, IN WHICH CASE THAT EXCESS AMOUNT SHALL BE INCLUDED IN THAT CALCULATION.

              EBITDA MEANS -- FOR ANY PERSON, FOR ANY PERIOD, AND WITHOUT DUPLICATION -- THE SUM OF (a) NET INCOME (WITHOUT REGARD TO EXTRAORDINARY ITEMS), PLUS (b) TO THE EXTENT ACTUALLY DEDUCTED IN CALCULATING NET INCOME, INTEREST

         EXPENSE, INCOME TAXES, AND DEPRECIATION AND AMORTIZATION FROM CONTINUING OPERATIONS, AND (c) MINUS OR PLUS, RESPECTIVELY, ANY NET GAINS OR LOSSES FROM DISCONTINUED OPERATIONS THAT ARE NOT EXTRAORDINARY ITEMS. HOWEVER, SOLELY FOR PURPOSES OF SECTIONS 10.4 AND 10.5, EXCLUDED CHARGES SHALL NOT BE INCLUDED IN THE CALCULATION OF EBITDA UNLESS THE TOTAL OF EXCLUDED CHARGES EXCEEDS $42,000,000, IN WHICH CASE THAT EXCESS AMOUNT SHALL BE INCLUDED IN THAT CALCULATION.

              EXCLUDED CHARGES MEANS, WITH RESPECT TO THE DETERMINATION OF CAPITALIZATION, EBITDA, OR TANGIBLE-NET WORTH, AS THE CASE MAY BE, THE PRE-TAX CHARGES TAKEN IN THE FISCAL QUARTERS OF BORROWER ENDING ON JUNE 30, 1996, OR SEPTEMBER 30, 1996, AND INCURRED IN CONNECTION WITH THE DIVESTITURE OF MAGNETEK MAY AND CHRISTE GMBH, A GERMAN CORPORATION, THE REMAINING DISCONTINUED OPERATIONS, FAS 121 CHARGES, AND THE WRITE-DOWN OF THE DEFERRED TAX ASSET.

              LC SUBFACILITY MEANS A SUBFACILITY OF THE REVOLVING FACILITY FOR THE ISSUANCE OF LCS, AS DESCRIBED IN SECTION 2.4, UNDER WHICH THE LC EXPOSURE MAY NEVER (a) EXCEED $30,000,000 AND (b) TOGETHER WITH PRINCIPAL DEBT UNDER THE REVOLVING FACILITY MAY NEVER EXCEED THE LESSER OF EITHER (i) THE TOTAL COMMITMENTS FOR THE REVOLVING FACILITY OR (ii) THE BORROWING BASE .

              PERMITTED-CAPITAL EXPENDITURES MEANS -- FOR ANY FISCAL YEAR OF BORROWER BEGINNING AFTER JUNE 30, 1994 -- A TOTAL AMOUNT THAT DOES NOT EXCEED THE SUM OF (a) $54,000,000 FOR ALL RESTRICTED COMPANIES , PLUS
         (b) 50% OF AMOUNTS FOR THE IMMEDIATELY PRECEDING FISCAL YEAR UNDER CLAUSE (a) ABOVE THAT WERE NOT UTILIZED FOR "PERMITTED-CAPITAL EXPENDITURES."

              TANGIBLE-NET WORTH MEANS -- AT ANY TIME AND FOR ANY PERSON -- THE SUM OF (i)ITS STOCKHOLDERS' EQUITY, PLUS (ii) AMOUNTS EXCLUDED FROM STOCKHOLDERS' EQUITY UNDER GAAP RELATING TO THE ESTABLISHMENT OF AN EMPLOYEE STOCK OWNERSHIP PLAN, MINUS (iii) THE TOTAL (WITHOUT DUPLICATION OF DEDUCTIONS ALREADY MADE IN ARRIVING AT STOCKHOLDERS' EQUITY) OF THE BOOK VALUE OF ALL ASSETS ACQUIRED AFTER THE CLOSING DATE THAT WOULD BE TREATED AS INTANGIBLE ASSETS UNDER GAAP, INCLUDING, WITHOUT LIMITATION, GOODWILL, TRADEMARKS, TRADE NAMES, COPYRIGHTS, PATENTS, AND UNAMORTIZED DEBT DISCOUNT AND EXPENSE. HOWEVER, SOLELY FOR PURPOSES OF SECTION 10.1, THE EFFECT OF THE EXCLUDED CHARGES SHALL NOT BE INCLUDED IN THE CALCULATION OF TANGIBLE-NET WORTH UNLESS THE TOTAL OF EXCLUDED CHARGES EXCEEDS $33,000,000, IN WHICH CASE THAT EXCESS AMOUNT SHALL BE INCLUDED IN THAT CALCULATION.

         (e)  CLAUSE (d) IN THE DEFINITION OF "PERMITTED ACQUISITION" IN
    SECTION 1.1 IS ENTIRELY AMENDED AS FOLLOWS:

              (d) THE TOTAL OF ALL INVESTMENTS AND PURCHASE PRICE INVOLVED IN ALL OF THOSE FORMATIONS AND ACQUISITIONS -- INCLUDING, WITHOUT LIMITATION OR DUPLICATION, ANY FUNDED DEBT TO BE GUARANTEED, ASSUMED, OR PAID BY ANY RESTRICTED COMPANY

         OTHER THAN DEBT OWED BY THE RESTRICTED COMPANY BEING FORMED FOR WHICH NO OTHER RESTRICTED COMPANY HAS ANY OBLIGATION WHATSOEVER BUT EXCLUDING ANY PORTION OF ANY PURCHASE PRICE PAID THROUGH the issuance of Borrower's equity that is not mandatorily redeemable -- during any fiscal year of Borrower does not exceed the SUM of (i) $12,500,000, or if the ratio calculated under SECTION 10.4 as of the end of the immediately preceding fiscal quarter is equal to or less than 4.25 to 1.00, then $25,000,000, PLUS (ii) the net cash proceeds received during that fiscal year for the issuance of equity or Subordinated Debt, PLUS (iii) the SUM of (A) 25% of the cumulative Net Income of the Companies after the date of this agreement MINUS (B) any amount under CLAUSE (A) preceding utilized during any prior fiscal year for purposes of the calculation under this CLAUSE (d);

         (f)  SECTION 2.2(c) IS ENTIRELY AMENDED AS FOLLOWS:

              (c) THE COMMITMENT USAGE MAY NEVER EXCEED THE LESSER OF EITHER THE TOTAL COMMITMENTS FOR THE REVOLVING FACILITY OR THE BORROWING BASE; AND

         (g) SECTION 5.5 IS AMENDED BY DELETING SECTIONS 5.5(c) AND (d) AND BY ENTIRELY AMENDING SECTION 5.5(b) AS FOLLOWS:

              (b) IN CONNECTION WITH ANY SALE OR OTHER DISPOSITION OF STOCK OR ASSETS PERMITTED BY SECTION 9.11 (OTHER THAN SECTION 9.11(d)), AGENT SHALL, UPON BORROWER'S REQUEST AND AT BORROWER'S COST AND EXPENSE, RELEASE THE LENDER LIENS ON THE ASSETS SOLD OR DISPOSED OF, AND, IN THE CASE OF A SALE OF ALL OF THE STOCK OF any Subsidiary party to a Guaranty, release such Subsidiary from that Guaranty.

         (h)  SECTION 8.1(c) IS ENTIRELY AMENDED AS FOLLOWS:

              (c)  BORROWING-BASE REPORT.   PROMPTLY AFTER PREPARATION BUT NO
         LATER THAN 30 DAYS AFTER THE LAST DAY OF EACH CALENDAR MONTH, A BORROWING-BASE REPORT.

         (i)  SECTION 10.3 IS ENTIRELY AMENDED AS FOLLOWS:

              10.3 FUNDED DEBT/CAPITALIZATION. THE RATIO -- DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER OF BORROWER -- OF THE COMPANIES' FUNDED DEBT TO CAPITALIZATION TO EXCEED:

        --------------------------------------------------------------
        --------------------------------------------------------------
              QUARTERS ENDING                            RATIO
        --------------------------------------------------------------
        --------------------------------------------------------------
         3/31/95 THROUGH 3/31/96                      0.80 TO 1.00
        --------------------------------------------------------------
         6/30/96 THROUGH 6/30/97                      0.78 TO 1.00
        --------------------------------------------------------------
         9/30/97 AND EACH FISCAL QUARTER AFTER THAT   0.75 TO 1.00
        --------------------------------------------------------------
        --------------------------------------------------------------

         (j)  SECTION 10.4(a) IS ENTIRELY AMENDED AS FOLLOWS:

              (a) THE RATIO OF THE COMPANIES' FUNDED DEBT AS OF THE LAST DAY OF EACH FISCAL QUARTER (COMMENCING WITH THE QUARTER OF BORROWER ENDING JUNE 30, 1995) TO EBITDA (CALCULATED ONLY IN RESPECT OF ASSETS OWNED BY THE COMPANIES AT THE END OF THE APPLICABLE PERIOD) FOR THE 12-MONTH PERIOD ENDING ON THAT LAST DAY TO EXCEED:

        --------------------------------------------------------------
        --------------------------------------------------------------
              QUARTERS ENDING                           RATIO
        --------------------------------------------------------------
        --------------------------------------------------------------
         6/30/95 THROUGH 3/31/96                      4.60 TO 1.00
        --------------------------------------------------------------
         6/30/96                                      5.10 TO 1.00
        --------------------------------------------------------------
         9/30/96                                      4.70 TO 1.00
        --------------------------------------------------------------
         12/31/96                                     4.50 TO 1.00
        --------------------------------------------------------------
         3/31/97                                      4.40 TO 1.00
        --------------------------------------------------------------
         6/30/97 THROUGH 9/30/97                      4.30 TO 1.00
        --------------------------------------------------------------
         12/31/97 AND EACH FISCAL QUARTER AFTER THAT  4.25 TO 1.00
        --------------------------------------------------------------
        --------------------------------------------------------------

         (k) SECTION 10.5(a) IS ENTIRELY AMENDED AS FOLLOWS, AND SECTION 10.5(b) IS ENTIRELY DELETED:

              10.5 INTEREST COVERAGE.

                   (a) THE RATIO -- DETERMINED AS OF THE LAST DAY OF EACH FISCAL QUARTER (COMMENCING JUNE 30, 1995) OF BORROWER FOR THE FOUR QUARTERS THEN ENDED -- OF THE COMPANIES' EBITDA TO INTEREST EXPENSE TO BE LESS THAN:

        --------------------------------------------------------------
        --------------------------------------------------------------
              QUARTER(S) ENDING                           RATIO
        --------------------------------------------------------------
        --------------------------------------------------------------
         6/30/95 THROUGH 3/31/96                      2.25 TO 1.00
        --------------------------------------------------------------
         6/30/96                                      2.00 TO 1.00
        --------------------------------------------------------------
         9/30/96                                      2.25 TO 1.00
        --------------------------------------------------------------
         12/31/96 THROUGH 3/31/97                     2.40 TO 1.00
        --------------------------------------------------------------
         6/30/97 THROUGH 12/31/97                     2.50 TO 1.00
        --------------------------------------------------------------
         3/31/98 AND EACH FISCAL QUARTER AFTER THAT   2.75 TO 1.00
        --------------------------------------------------------------
        --------------------------------------------------------------

         (l) SCHEDULE 2 AND EXHIBITS A-2 AND D-5 ARE ENTIRELY AMENDED IN THE RESPECTIVE FORMS OF -- AND ALL REFERENCES IN THE CREDIT AGREEMENT TO
    SCHEDULE 2 AND EXHIBITS A-2 AND D-5 ARE RESPECTIVELY CHANGED TO -- THE ATTACHED AMENDED SCHEDULE 2 AND AMENDED EXHIBITS A-2 AND D-5.

    3. CONDITIONS PRECEDENT. PARAGRAPH 2 above is not effective until Agent receives (a) counterparts of this amendment executed by Borrower, each Restricted Company, and Determining Lenders, (b) each document and other item listed on the attached ANNEX A, each in form and substance satisfactory to Agent and its special counsel, (c) a prepayment of the Principal Debt of the Revolving Facility equal to the amount, if any, by which the outstanding Principal Debt exceeds the lesser of EITHER (i) the Borrowing Base, OR (ii) $200,000,000, and
(d) an amendment fee for Lenders according to each Lender's Commitment Percentage in an amount equal to 0.10% of the total Commitments described on the attached AMENDED SCHEDULE 2. Each Lender hereby severally agrees to return to Borrower the Revolving Note and Term Note issued to it prior to the date hereof promptly upon receipt by it of the Revolving Note referred to on ANNEX A.

    4. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Agent under the Loan Documents are not released, reduced, or otherwise adversely affected by this amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

    5. REPRESENTATIONS. Borrower represents and warrants to Agent and Lenders that as of the date of this amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects EXCEPT to the extent that (i) any of them speak to a different specific date or
(ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (b) no Material Adverse Event, Default or Potential Default exists.

    6. MISCELLANEOUS. All references in the Loan Documents to the "CREDIT AGREEMENT" refer to the Credit Agreement as amended by this amendment. This amendment is a "LOAN DOCUMENT" referred to in the Credit Agreement, and the provisions relating to Loan Documents in SECTIONS 1 and 14 of the Credit Agreement are incorporated in this amendment by reference. Except as specifically amended and modified in this amendment, the Credit Agreement is unchanged and continues in full force and effect. This amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This amendment binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to the terms of the Credit Agreement. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND

MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                        REMAINDER OF PAGE INTENTIONALLY BLANK.
                               SIGNATURE PAGES FOLLOW.

    EXECUTED as of the date first stated above.

MAGNETEK, INC.,                             NATIONSBANK OF TEXAS, N.A.,
as BORROWER                                 as AGENT and a LENDER

By                                          By
    ------------------------------------         -------------------------
    John P. Colling, Jr. Vice President          Michele M. Shafroth, Senior
                                                 Vice President and Treasurer

THE FIRST NATIONAL BANK OF                  CIBC INC.,
CHICAGO,                                    as a CO-AGENT and a LENDER
as a CO-AGENT and a LENDER

By                                          By
    ------------------------------------         ------------------------------
    Name:                                        Name:
         -------------------------------              -------------------------
    Title:                                       Title:
         -------------------------------              -------------------------

LTCB TRUST COMPANY,                         FIRST UNION NATIONAL BANK OF
as a CO-AGENT and a LENDER                  TENNESSEE, as a LENDER

By                                          By
    ------------------------------------         ------------------------------
    Name:                                        Name:
         -------------------------------              -------------------------
    Title:                                       Title:
         -------------------------------              -------------------------

CREDIT LYONNAIS - CAYMAN ISLAND             FLEET BANK OF MASSACHUSETTS, N.A.,
BRANCH, as a LENDER                         as a LENDER

By                                          By
    ------------------------------------         ------------------------------
    Name:                                        Name:
         -------------------------------              -------------------------
    Title:                                       Title:
         -------------------------------              -------------------------

SOCIETE GENERALE, SOUTHWEST                 UNION BANK OF CALIFORNIA, N.A.
AGENCY, as a LENDER                         successor from the merger of Union
                                            Bank and The Bank of California,
By                                          N.A., as a LENDER
    ------------------------------------
    Name:                                   By
         -------------------------------         ------------------------------
    Title:                                       Name:
         -------------------------------              -------------------------
                                                 Title:
                                                      -------------------------

ARAB BANKING CORPORATION
as a LENDER

By
    ------------------------------------
    Name:
         -------------------------------
    Title:
         -------------------------------


                   Second Amendment Signature Page One of Two Pages

BANQUE FRANCAISE DU COMMERCE                THE BOATMEN'S NATIONAL BANK OF ST.
EXTERIEUR, as a LENDER                      LOUIS, as a LENDER

By                                          By
    ------------------------------------         ------------------------------
    Name:                                        Name:
         -------------------------------              -------------------------
    Title:                                       Title:
         -------------------------------              -------------------------
By
    ------------------------------------
    Name:
         -------------------------------
    Title:
         -------------------------------

COMMERZBANK AG, ATLANTA AGENCY,             CREDITANSTALT CORPORATE FINANCE
as a LENDER                                 INC., as a LENDER

By                                          By
    ------------------------------------         ------------------------------
    Name:                                        Name:
         -------------------------------              -------------------------
    Title:                                       Title:
         -------------------------------              -------------------------

By                                          By
    ------------------------------------         ------------------------------
    Name:                                        Name:
         -------------------------------              -------------------------

    Title:                                       Title:
         -------------------------------              -------------------------

                   FIRST AMERICAN NATIONAL BANK,
                   as a LENDER

                   By
                        ------------------------------------
                        Name:
                             -------------------------------
                        Title:
                             -------------------------------

    To induce Agent to enter into this amendment, the undersigned consent and agree (a) to its execution and delivery, (b) that this amendment in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any Liens, guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Agent and their respective successors and permitted assigns.

                             MAGNETEK CENTURY ELECTRIC, INC.,
                             MAGNETEK NATIONAL ELECTRIC COIL, INC.,
                             AND MAGNETEK OHIO TRANSFORMER, INC.,
                             as GUARANTORS

                             By
                                  ----------------------------------------
                                  John Colling, Jr., Vice President and
                                  Treasurer of all of the foregoing companies




                   Second Amendment Signature Page Two of Two Pages